UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 28, 2020
Date of report (Date of earliest event reported)
ROADRUNNER TRANSPORTATION SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-34734	20-2454942
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1431 Opus Place, Suite 530 Downers Grove, Illinois 60515
(Address of Principal Executive Offices) (Zip Code)

(414) 615-1500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	RRTS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On January 28, 2020, Roadrunner Transportation Systems, Inc., a Delaware corporation (the “Seller”), C.H. Robinson Company Inc., a Minnesota corporation (the “Purchaser”) and C.H. Robinson Worldwide, Inc., a Delaware corporation, entered into a definitive stock purchase agreement (the “Purchase Agreement”) pursuant to which the Seller agreed to sell to the Purchaser all of the issued and outstanding equity interests of Prime Distribution Services, Inc., a Delaware corporation for a base purchase price of $225 million in cash, subject to customary purchase price adjustments (the “Transaction”). The Purchase Agreement is dated as of January 28, 2020. The Purchase Agreement is governed by Delaware law.

Consummation of the Transaction is subject to various customary conditions, including the expiration or termination of all waiting periods under U.S. antitrust laws. Each of the Seller and Purchaser have made customary representations, warranties and covenants in the Purchase Agreement. The Seller and Purchaser have agreed to provide customary indemnities, and the Purchase Agreement contemplates the Purchaser obtaining a buy-side representation and warranty insurance policy as recourse in the event of breaches of the Seller’s representations and warranties.

The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 7.01.	Regulation FD Disclosure

On January 28, 2020, the Seller issued a press release announcing the signing of the Purchase Agreement with the Purchaser. A copy of the Seller’s press release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

The information provided pursuant to Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
	Number	Description
	99.1	Press release, dated January 28, 2020, issued by Roadrunner Transportation Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Date: January 28, 2020	By:	/s/ Patrick J. Unzicker
Patrick J. Unzicker
Executive Vice President and Chief Financial Officer